SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2021

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Capitol Street, Suite 3000, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2021, the Board of Directors (the “Board”) of Waste Management, Inc. (the “Company”) increased its size to ten members and elected Mr. Sean E. Menke and Ms. Maryrose T. Sylvester as members of the Board, with terms expiring at the 2021 annual meeting of stockholders (the “2021 Annual Meeting”). Additionally, Mr. Menke was appointed to the Audit Committee of the Board, and Ms. Sylvester was appointed to the Management Development & Compensation Committee of the Board.

Mr. Menke, age 52, has served as President and Chief Executive Officer, and a member of the Board of Directors, of Sabre Corporation, since December 2016. Ms. Sylvester, age 55, most recently served as U.S. Managing Director and U.S. Head of Electrification of ABB Ltd., and she currently serves on the Board of Directors of Harley-Davidson, Inc.

Mr. Menke and Ms. Sylvester will receive compensation for their service as non-employee directors of the Company as described in the Company’s Proxy Statement. Mr. Menke and Ms. Sylvester will receive pro-rated compensation for the current director compensation period, consisting of (i) a stock award under the Company’s 2014 Stock Incentive Plan for the number of shares of Common Stock of the Company equal in fair market value to $55,000, rounded to the nearest full share, on the grant date of March 19, 2021 and (ii) a cash payment of $38,333.

Mr. Menke and Ms. Sylvester will both stand for re-election at the 2021 Annual Meeting. Director Frank M. Clark, Jr. has reached the retirement age set forth in the Company’s Corporate Governance Guidelines; therefore, he will not stand for re-election and his term as a director of the Company will expire at the 2021 Annual Meeting. The Board intends to reduce its size to nine members effective as of the expiration of Mr. Clark’s term.

A copy of the news release relating to this disclosure is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit Number	Description

99.1	News Release dated March 15, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.

Date: March 16, 2021	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Executive Vice President, Corporate Development
and Chief Legal Officer